UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2019

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
220 Alhambra Circle
Coral Gables, Florida 33134
(Address of principal executive offices)

(305) 460-4038
(Registrant's telephone number, including area code)

Former name, as listed on last report:
Mercantil Bank Holding Corporation

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	NASDAQ
Class B Common Stock	AMTBB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07 below, at the registrant’s (the “Company”) 2019 annual stockholders’ meeting held on June 4, 2019 (the “Annual Meeting”), the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to change the Company’s name from “Mercantil Bank Holding Corporation” to “Amerant Bancorp Inc.” (the “Name Change”). The Name Change was effected by amendment to the Articles of Incorporation filed with the Division of Corporations of the Department of State of the State of Florida and effective on June 5, 2019.
On June 4, 2019, the Company’s Board of Directors approved and adopted conforming amendments to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), solely to reflect the Name Change, to be effective immediately following the effectiveness of the amendment to the Articles of Incorporation.
The foregoing descriptions of the amendments to the Articles of Incorporation and Bylaws are qualified in their entirety by the text of the amendment to the Articles of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this current report on Form 8-K, and are incorporated by reference in their entirety into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.
As noted above, on June 4, 2019, the Company held its Annual Meeting, and the following proposals were voted on:

•	Proposal 1: to elect directors to serve until the 2020 annual meeting of stockholders.

•	Proposal 2: to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

•	Proposal 3: to approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to Amerant Bancorp Inc.
Each proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 22, 2019. The results of the stockholder votes are set forth below.
Proposal No. 1: The stockholders elected each of the director nominees to serve until the 2020 annual meeting of stockholders by the following votes:

Nominee	For	Against	Abstain	Broker Non-Vote
Frederick C. Copeland, Jr.	17,401,275	31,532	17,498	6,770,496
Millar Wilson	17,411,449	37,808	1,048	6,770,496
Miguel A. Capriles L.	14,848,254	420,761	2,181,288	6,770,496
Rosa M. Constantino	17,420,117	28,532	1,656	6,770,496
Pamella J. Dana	17,289,774	24,244	136,287	6,770,496
Gustavo A. Marturet M.	17,424,653	25,144	508	6,770,496
John W. Quill	17,186,584	3,500	260,220	6,770,496
José Antonio Villamil	17,156,527	32,532	261,245	6,770,496
Guillermo Villar	17,425,205	24,144	956	6,770,496
Gustavo J. Vollmer	17,424,961	24,644	700	6,770,496

Proposal No. 2: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019 by the following votes:

For	Against	Abstain	Broker Non-Vote
24,752,445	57,694	387,432	---

Proposal No. 3: The stockholders approved an amendment to the Company’s Articles of Incorporation to change the Company’s name to Amerant Bancorp Inc. by the following votes:

For	Against	Abstain	Broker Non-Vote
24,213,605	3,001	4,195	---

Item 8.01 Other Events.
On June 5, 2019, as a result of the Name Change, the Company’s CUSIP number for its Class A Common Stock was changed to 023576 101 and the CUSIP number for its Class B Common Stock was changed to: 023576 200.
On June 7, 2019, the Company issued a press release to report the Name Change. The press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits

Number	Exhibit
3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company
99.1	Press Release of the Company issued June 7, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2019	Amerant Bancorp Inc.

	By:	/s/ Ivan Trujillo
Name: Ivan Trujillo
Title: Senior Vice President and Corporate Secretary